ANNUAL REPORT

1997
1997
1997
1997
1997


SMITH BARNEY
NEW JERSEY
MUNICIPALS
FUND INC.
-------------
March 31, 1997



[LOGO]   SMITH BARNEY MUTUAL FUNDS

         Investing for your future.
         Every day.

--------------------------------------------
Smith Barney New Jersey Municipals Fund Inc.
--------------------------------------------

Dear Shareholder:

We are pleased to provide the annual report for the Smith Barney New Jersey Municipals Fund Inc. for the period ended March 31, 1997. In this report, we summarize the period's prevailing economic and market conditions and outline our portfolio strategy. A detailed summary of the Fund's performance can be found in the appropriate sections that follow in the annual report.

Performance Update

For the year ended March 31, 1997, the Class A shares of the New Jersey Municipals Fund had a total return of 5.74% which compares favorably to its Lipper Analytical Services, Inc. peer group average total return of 4.79% for the same period. (Lipper Analytical Services, Inc. is an independent fund tracking organization.) Over the twelve months covered by the report, the Fund distributed dividends totaling $0.684 per Class A share. In addition, we are pleased to announce that effective April 1, 1997, the Fund increased its monthly dividend from $0.057 to $0.059 per Class A share, from $0.0517 to $0.0538 per Class B share, and from $0.0511 to $0.0534 per Class C share.

Based on its net asset value (NAV) of $12.92 as of March 31, 1997 for Class A shares (and the current dividend of $0.059 per Class A share), the Fund has an annualized distribution rate of 5.48%. For a New Jersey state resident in the combined federal and state income tax bracket of 40.21% (assuming a federal tax bracket of 36%, which represents 10% of the U.S. federal taxpayers), the Fund's tax-free yield of 5.48% is equivalent to a taxable yield of 9.17%. We believe the Fund's emphasis on income and its defensive posture over the reporting period contributed to its competitive performance.

Market and Economic Overview

Over the past year, the domestic bond market experienced significant volatility as investors vacillated between expectations of slower growth and resurgent demand. This investor uncertainty over the future direction of the U.S. economy could be seen in the price swings of the benchmark 30-year U.S. Treasury bond. For example, during the spring of 1996, yields on the 30-year U.S. Treasury bond fluctuated in a relatively broad range of approximately 6.5% to over 7.2%.

The fixed income markets began to rally in the fourth quarter of 1996, with strong performance gains by investment grade bonds and U.S. Treasury bonds. An apparent slowdown in U.S. economic growth at the onset of the fourth quarter, combined with favorable inflation data, generally helped to bolster the fixed income markets. The bond market rally was also fueled by the Federal Reserve Board's ("Fed") decision to remain on the sidelines and not raise interest rates.

However, since December 1996, Fed Chairman Alan Greenspan has continued to warn investors about the possible re-emergence of higher inflation in the U.S. economy. Greenspan's comments caused many investors to believe that a move to raise short-term interest rates by the Fed was imminent. In late March of this year, a steady stream of strong economic reports prompted the Fed to raise the federal funds rate by 25 basis points, or 0.25%. (The federal funds rate is the interest rate banks charge each other for overnight loans and a closely watched indicator of the direction of interest rates.)

Municipal Bond Market Update

Despite the challenges faced by fixed income markets, municipal bonds have continued to deliver competitive performance with less overall volatility relative to U.S. government bonds. In our opinion, the municipal bond market continues to be driven primarily by many investors who may be concerned with the recent historically high value of the stock market. As the equity market has grown more turbulent, many investors have gravitated toward bonds in an effort to rebalance their portfolios. In our opinion, this increased demand combined with light supply, has tended to support municipal bond prices.

New Jersey Economic Highlights

The New Jersey economy has made steady improvement over the last year, although its economic growth still slightly trails other states in the Northeast region. In particular, New Jersey has made significant improvements in the area of health care through consolidations and mergers of health-care providers. However, we believe that the relatively large percentage of uninsured residents could pose future problems for the state.

Because both Governor Whitman and the legislature are facing re-election later this year, we do not expect to see additional tax-reform in the state for the remainder of 1997. After a 30% income tax reduction implemented by the Governor in 1994, we believe that further tax reductions in New Jersey are unlikely.

Fund's Investment Strategy

The Smith Barney New Jersey Municipals Fund seeks to provide New Jersey investors with as high a level of current income exempt from federal and New Jersey personal income taxes as is consistent with prudent investment management and the preservation of capital. The Fund invests primarily in investment-grade municipal securities.

Over the period covered by this report, the Fund continued to focus on high-quality issues and remained broadly diversified across various sectors. As of March 31, 1997, approximately 85% of the Fund's holdings were rated investment grade (BBB/Baa and higher) by either Standard and Poor's Ratings Services or Moody's Investors Service Inc., and about 54% of the Fund's portfolio was invested in AAA-rated bonds, the highest rating. (Standard and Poor's Ratings Services and Moody's Investors Service are two major credit reporting and bond rating agencies.) The Fund's largest holdings are concentrated in hospital bonds (22.7%), education bonds (12.5%), utility bonds (11.2%), and general obligation bonds (11.6%). The Fund's average weighted maturity was just over 20 years as of March 31, 1997.

Municipal Bond Market Outlook

In the months ahead, we believe that municipal bonds should provide investors with competitive returns with significantly less volatility than the U.S. Treasury bond market. We expect to see continued Fed vigilance against any possible inflationary pressures. In our view, although it is likely that the Fed will move to raise short-term interest rates again this year, yields on the 30 year U.S. Treasury bond will probably moderate to a range of 6.75% to 7.0% as opposed to the current range of 7.0% to 7.25%. In addition, we are optimistic on positive developments in the political arena including proposed adjustments to the Consumer Price Index (CPI) and the rejection of federal tax reform by voters in last November's election. We believe the proposed CPI reduction could substantially reduce payments made to costly entitlement programs such as Social Security and Medicare. In our opinion, although the issue of tax reform is far from over, it should not become a big issue in the near future.

In closing, thank you for investing in the Smith Barney New Jersey Municipals Fund. We look forward to continuing to help you achieve you financial goals.

Sincerely,



/s/ Heath B. McLendon                    /s/ Lawrence T. McDermott

Heath B. McLendon                        Lawrence T. McDermott
Chairman                                 Vice President and
                                         Investment Officer

April 11, 1997

================================================================================
 Historical Performance -- Class A Shares
================================================================================


                           Net Asset Value
                      -------------------------
                       Beginning         End            Income      Capital Gain      Return           Total
Year Ended              of Year        of Year        Dividends     Distributions   of Capital      Returns(1)
==============================================================================================================
3/31/97                 $12.88          $12.92          $ 0.68         $ 0.00         $ 0.00           5.74%
--------------------------------------------------------------------------------------------------------------
3/31/96                  12.62           12.88            0.70           0.00           0.00           7.77
--------------------------------------------------------------------------------------------------------------
3/31/95                  12.55           12.62            0.70           0.00           0.00           6.37
--------------------------------------------------------------------------------------------------------------
3/31/94                  13.16           12.55            0.70           0.15           0.00           1.66
--------------------------------------------------------------------------------------------------------------
3/31/93                  12.44           13.16            0.75           0.14           0.01          13.49
--------------------------------------------------------------------------------------------------------------
3/31/92                  12.17           12.44            0.77           0.13           0.04          10.22
--------------------------------------------------------------------------------------------------------------
3/31/91                  11.92           12.17            0.83           0.05           0.01           9.89
--------------------------------------------------------------------------------------------------------------
3/31/90                  11.67           11.92            0.82           0.03           0.00           9.62
--------------------------------------------------------------------------------------------------------------
Inception*-3/31/89       11.40           11.67            0.82           0.01           0.00           9.84+
==============================================================================================================
Total                                                   $ 6.77         $ 0.51         $ 0.06
==============================================================================================================

================================================================================
 Historical Performance -- Class B Shares
================================================================================


                           Net Asset Value
                      -------------------------
                       Beginning         End            Income      Capital Gain      Return           Total
Year Ended              of Year        of Year        Dividends     Distributions   of Capital      Returns(1)
==============================================================================================================
3/31/97                 $12.88          $12.92          $ 0.62         $ 0.00         $ 0.00           5.23%
--------------------------------------------------------------------------------------------------------------
3/31/96                  12.62           12.88            0.63           0.00           0.00           7.20
--------------------------------------------------------------------------------------------------------------
3/31/95                  12.55           12.62            0.62           0.00           0.00           5.76
--------------------------------------------------------------------------------------------------------------
3/31/94                  13.16           12.55            0.63           0.15           0.00           1.15
--------------------------------------------------------------------------------------------------------------
Inception*-3/31/93       12.75           13.16            0.27           0.14           0.01           6.60+
==============================================================================================================
Total                                                   $ 2.77         $ 0.29         $ 0.01
==============================================================================================================

================================================================================
 Historical Performance -- Class C Shares
================================================================================


                           Net Asset Value
                      -------------------------
                       Beginning         End            Income      Capital Gain      Return           Total
Year Ended              of Year        of Year        Dividends     Distributions   of Capital      Returns(1)
==============================================================================================================
3/31/97                 $12.88          $12.92          $ 0.61         $ 0.00         $ 0.00           5.17%
--------------------------------------------------------------------------------------------------------------
3/31/96                  12.62           12.88            0.63           0.00           0.00           7.17
--------------------------------------------------------------------------------------------------------------
Inception*-3/31/95       11.86           12.62            0.18           0.00           0.00           8.01+
==============================================================================================================
Total                                                   $ 1.42         $ 0.00         $ 0.00
==============================================================================================================

It is the Fund's policy to distribute dividends monthly and capital gains, if any, annually.

================================================================================
Average Annual Total Return
================================================================================

                                                   Without Sales Charge(1)
                                               ---------------------------------
                                               Class A      Class B      Class C
================================================================================
Year Ended 3/31/97                               5.74%        5.23%        5.17%
--------------------------------------------------------------------------------
Five Years Ended 3/31/97                         6.94          N/A          N/A
--------------------------------------------------------------------------------
Inception* through 3/31/97                       8.29         5.89         8.94
================================================================================

                                                      With Sales Charge(2)
                                               ---------------------------------
                                               Class A      Class B      Class C
================================================================================
Year Ended 3/31/97                               1.49%        0.73%        4.17%
--------------------------------------------------------------------------------
Five Years Ended 3/31/97                         6.07          N/A          N/A
--------------------------------------------------------------------------------
Inception* through 3/31/97                       7.80         5.70         8.94
================================================================================


================================================================================
 Cumulative Total Return
================================================================================

                                                        Without Sales Charge(1)
================================================================================
Class A (Inception* through 3/31/97)                           103.92%
--------------------------------------------------------------------------------
Class B (Inception* through 3/31/97)                            28.64
--------------------------------------------------------------------------------
Class C (Inception* through 3/31/97)                            21.75
================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and C shares.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 4.00% and Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from initial purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.


* Inception dates for Class A, B and C shares are April 22, 1988, November 6, 1992 and December 13, 1994, respectively.

+ Total return is not annualized, as it may not be representative of the total return for the year.

================================================================================
 Historical Performance (unaudited)
================================================================================

               Growth of $10,000 Invested in Class A Shares of the
                  Smith Barney New Jersey Municipals Fund Inc.
                    vs. Lehman Brothers Municipal Bond Index+

--------------------------------------------------------------------------------

                            April 1988 -- March 1997


 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL]


                         Smith Barney New Jersey     Lehman Brothers
                            Municipals Fund Inc.   Municipal Bond Index
                            --------------------   ----------------------
4/22/88                       $   9,596              $  10,000
3/89                             10,540                 10,641
3/90                             11,554                 11,763
3/91                             12,696                 12,847
3/92                             13,992                 14,131
3/93                             15,879                 15,900
3/94                             16,143                 16,269
3/95                             17,171                 17,479
3/96                             18,505                 18,945
3/31/97                          19,568                 19,975


+ Hypothetical illustration of $10,000 invested in Class A shares at inception on April 22, 1988, assuming deduction of the maximum 4.00% sales charge at the time of investment and reinvestment of dividends and capital gains, if any, at net asset value through March 31, 1997. The Lehman Brothers Municipal Bond Fund Index is a broad based, total return index comprised of 8,000 bonds which are all investment grade, fixed rate, long term maturities (greater than two years) and are selected from issues larger than $50 million dated since January, 1984. The index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. The performance of the Fund's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.


  All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

================================================================================
 Portfolio Highlights (unaudited)                               March 31, 1997
================================================================================

Portfolio Breakdown


                                   [GRAPHIC]


General Obligation                              11.6%
Hospital                                        22.7%
Utilities                                       11.2%
Other                                           12.9%
Education                                       12.5%
Industrial Development                           7.2%
Pollution Control                                9.0%
Housing                                          6.8%
Transportation                                   6.1%







Summary of Investments by Combined Ratings

                                     Standard &                Percentage of
  Moody's           and/or             Poor's                Total Investments
--------------------------------------------------------------------------------
   Aaa                                   AAA                       53.5%
   Aa                                    AA                        10.4
    A                                     A                         7.1
   Baa                                   BBB                       14.4
   Ba                                    BB                         3.1
   NR                                    NR                        11.5
                                                                  -----
                                                                  100.0%
                                                                  =====

================================================================================
 Schedule of Investments                                        March 31, 1997
================================================================================

    FACE
   AMOUNT   RATING                  SECURITY                                      VALUE
==========================================================================================
Education -- 12.5%
                      Clifton Board of Education, FGIC-Insured:
$  850,000  AAA         5.200% due 12/15/16                                    $   804,312
   850,000  AAA         5.200% due 12/15/17                                        799,000
   750,000  AAA       Hamilton Township Board of Education, FSA-Insured,
                        7.000% due 12/15/15                                        807,187
                      Jersey City Board of Education, MBIA-Insured:
 1,500,000  AAA         5.500% due 3/15/16                                       1,460,625
 1,600,000  AAA         5.500% due 3/15/17                                       1,556,000
   500,000              AAA Jersey City (Hudson County) Fiscal Year Adjustment
                        Bonds, Series 1991 B, FSA-Insured, 8.400% due 5/15/06      611,875
   650,000  AAA       Lakewood Township School District, AMBAC-Insured,
                        Bank Qualified, Series 92, 6.250% due 2/15/11              693,062
                      New Jersey EDR:
 1,000,000  AAA         Educational Testing Service, MBIA-Insured,
                          Series E, 6.000% due 5/15/25                           1,017,500
   620,000  Aa3*        Princeton Montessori Society, LOC Banque National
                          De Paris, Series S, 6.500% due 6/1/12                    637,825
                      New Jersey State Educational Facilities,
                        Financing Authority Revenue:
 1,000,000  NR            Caldwell College, Series A, 7.250% due 7/1/25          1,023,750
 1,110,000  A-            Drew University, Series B, 7.450% due 2/1/05           1,154,089
                          Fairleigh Dickinson University, Series C:
 2,700,000  NR              6.625% due 7/1/23                                    2,632,500
   970,000  NR              Escrowed to Maturity with U.S. Government
                              Securities, 7.750% due 7/1/01 (a)                  1,036,688
 4,365,000  AAA           Richard Stockton College, AMBAC-Insured,
                            Series F, 5.400% due 7/1/21                          4,157,663
 2,000,000  AAA           University of Medicine and Dentistry, AMBAC-Insured,
                            Series B, 5.250% due 12/1/16                         1,895,000
                      Rutgers State University Refunding, State University of
                        New Jersey:
   600,000  AA            Series 92A, 6.400% due 5/1/13                            655,500
   750,000  AA            Series P, 6.850% due 5/1/21                              803,438
 1,000,000  Baa1*     Shrewsbury Board of Education, COP, 6.600% due 8/15/15     1,035,000
                      South Brunswick Township, New Jersey Board of Education,
                        FGIC-Insured:
 1,500,000  AAA           6.400% due 8/1/18                                      1,593,750
 1,500,000  AAA           6.400% due 8/1/19                                      1,590,000
 1,000,000  AAA           6.400% due 8/1/21                                      1,060,000
------------------------------------------------------------------------------------------
                                                                                27,024,764
------------------------------------------------------------------------------------------
General Obligation -- 11.6%
 2,500,000  AAA       Atlantic County COP, Lease Agreement, FGIC-Insured,
                        7.400% due 3/1/09 (b)                                    2,959,375
 1,340,000  AAA       Bayonne GO, FGIC-Insured, 6.125% due 5/1/14                1,385,225


                       See Notes to Financial Statements.

================================================================================
 Schedule of Investments (continued)                            March 31, 1997
================================================================================

    FACE
   AMOUNT   RATING                  SECURITY                                      VALUE
==========================================================================================
General Obligation -- 11.6% (continued)
$  665,000  AAA       Belvedere GO, AMBAC-Insured, 7.300% due 12/1/14          $   714,044
   550,000  AAA       Dover Board of Education, COP, FGIC-Insured,
                        6.600% due 6/1/11                                          578,187
 2,000,000  AAA       Essex County GO, Improvement Authority,
                        FGIC-Insured, 5.200% due 12/1/24                         1,822,500
   200,000  AAA       Hudson County GO, FGIC-Insured, 6.550% due 7/1/10            219,750
 1,000,000  AAA       Lumberton Township School District COP, MBIA-Insured,
                        6.100% due 10/1/13                                       1,028,750
                      Morris Township GO:
   550,000  AA          6.550% due 7/1/09                                          611,187
   550,000  AA          6.550% due 7/1/10                                          609,125
   500,000  AA          6.550% due 7/1/11                                          553,750
 1,200,000  A1*       Morristown GO, Revenue Refunding, 6.500% due 2/1/06        1,230,156
 2,500,000  A+        New Jersey State COP, Equipment Leasing Revenue,
                        Series A, 6.400% due 4/1/05                              2,662,500
 2,500,000  AA+       New Jersey State GO, Series D, 8.000% due 2/15/07          3,081,250
 1,500,000  AAA       North Bergen Township Capital Appreciation, FSA-Insured,
                        8.000% due 8/15/07                                       1,828,125
   500,000  AAA       Perth Amboy Board of Education, COP, FSA-Insured,
                        6.125% due 12/15/17                                        510,625
   495,000  A         Puerto Rico Commonwealth GO Unlimited,
                        8.000% due 7/1/08                                          523,462
   500,000  AAA       South Amboy GO Unlimited, MBIA-Insured,
                        6.375% due 12/1/10                                         530,000
   750,000  AAA       Trenton GO, MBIA-Insured, 6.550% due 8/15/09                 797,812
   900,000  AAA       Union City GO, MBIA-Insured, 6.700% due 9/1/12               976,500
   125,000  AAA       Virgin Islands Public Financing Authority Revenue,
                        Series A, (Escrowed to Maturity with U.S. Government
                        Securities), 7.300% due 10/1/18                            149,531
   854,000  AAA       Weehawken Township GO, FSA-Insured, 6.350% due
                        7/1/07                                                     905,240
                      West Windsor/Plainsboro GO, Regional School District:
   180,000  AA          6.750% due 4/1/06                                          201,375
   490,000  AA          6.750% due 4/1/07                                          551,250
   435,000  AA          6.800% due 4/1/08                                          491,550
   170,000  AA          6.800% due 4/1/09                                          192,737
------------------------------------------------------------------------------------------
                                                                                25,114,006
------------------------------------------------------------------------------------------
Hospital -- 22.7%
                      Camden County Improvement Authority Revenue:
 1,000,000  AAA         Health Services Project B, AMBAC-Insured,
                          5.250% due 12/1/18                                       943,750
 7,700,000  Baa2*       Health Care Redevelopment Project, (Cooper Health),
                          5.875% due 2/15/15                                     7,392,000
 2,500,000  AAA       New Jersey EDA, Nursing Home Revenue, RWJ Health
                        Care Corp., FSA-Insured, 6.500% due 7/1/24               2,643,750

                       See Notes to Financial Statements.

================================================================================
 Schedule of Investments (continued)                            March 31, 1997
================================================================================

    FACE
   AMOUNT   RATING                  SECURITY                                      VALUE
==========================================================================================

Hospital -- 22.7% (continued)
                      New Jersey Health Care Facilities Financing
                        Authority Revenue: Burdett Tomlin Memorial Hospital,
                        Series D, FGIC-Insured:
$1,400,000  AAA           6.500% due 7/1/12                                    $ 1,482,250
   850,000  AAA           6.500% due 7/1/21                                        898,875
 1,985,000  AA          Cathedral Health Services Inc., FHA-Insured,
                          7.250% due 2/15/21                                     2,118,987
                        Columbus Hospital, Series A:
   900,000  Baa3*         7.200% due 7/1/01                                        929,250
 1,000,000  Baa3*         7.500% due 7/1/21                                      1,052,500
   250,000  A+          Community Memorial Hospital Association, Series C,
                          8.000% due 7/1/14                                        263,750
 2,300,000  Baa1*       Deborah Heart & Lung Center, 6.300% due 7/1/23           2,305,750
   750,000  BBB+        East Orange General Hospital, Series B,
                          7.750% due 7/1/20                                        792,188
 1,500,000  A           Helene Fuld Medical Center, Series C,
                          8.125% due 7/1/13                                      1,573,125
 1,125,000  AAA         Holy Name Hospital, AMBAC-Insured,
                          5.250% due 7/1/20                                      1,040,625
 4,500,000  AAA         Irvington General Hospital, FHA-Insured,
                          6.375% due 8/1/15                                      4,713,750
 1,125,000  AAA         J.F.K. Health System, Obligated Group, FGIC-Insured,
                          6.700% due 7/1/21                                      1,195,313
                        Kennedy Memorial University Medical Center:
   260,000  A1*           Series D, 7.875% due 7/1/09                              273,974
 1,500,000  A1*           Series E, 6.000% due 7/1/20                            1,481,250
   235,000  BBB-        Kimball Medical Center, Series C, 8.000% due 7/1/98        240,288
   825,000  AAA         Medical Center of Ocean County, Series C, FSA-Insured,
                          6.750% due 7/1/20                                        877,593
 2,750,000  AAA         Newark Beth Israel Medical Center, FSA-Insured,
                          6.000% due 7/1/24                                      2,763,750
   520,000  BBB+        Newcomb Medical Center, Series A, 7.875% due 7/1/03        554,450
 2,000,000  Baa*        Ocean County Hospital, 6.250% due 7/1/23                 1,967,500
   585,000  AAA         Overlook Hospital Association, Series E, FGIC-Insured,
                          6.700% due 7/1/17                                        599,911
 1,000,000  BBB+        Pascack Valley Hospital, Series 91, 6.700% due 7/1/11    1,013,750
 1,000,000  NR          Raritan Bay Medical Center, 7.250% due 7/1/27            1,043,750
   825,000  AAA         Riverview Medical Center, Series A, AMBAC-Insured,
                          8.000% due 7/1/18                                        876,563
 1,150,000  AAA         Somerset Medical Center, Series A, FGIC-Insured,
                          5.200% due 7/1/24                                      1,043,625
 2,000,000  BBB         St. Elizabeth's Hospital, 6.000% due 7/1/14              1,947,500
   750,000  AAA         St. Joseph's Hospital & Medical Center,
                          6.000% due 7/1/26                                        747,188
 2,750,000  Baa1*       St. Mary Hospital, 5.875% due 7/1/12                     2,684,688



                       See Notes to Financial Statements.

================================================================================
 Schedule of Investments (continued)                            March 31, 1997
================================================================================

    FACE
   AMOUNT   RATING                  SECURITY                                      VALUE
==========================================================================================

Hospital -- 22.7% (continued)
$  695,000  AAA         Wayne General Hospital, Series B, FHA-Insured,
                          5.750% due 8/1/11                                      $ 697,606
 1,000,000  AAA       Puerto Rico Tourist & Environmental Control Facilities,
                        Group A, MBIA-Insured, 6.250% due 7/1/24                 1,037,500
------------------------------------------------------------------------------------------
                                                                                49,196,749
------------------------------------------------------------------------------------------
Housing: Multi-Family -- 3.6%
   650,000  BBB+      Essex County Improvement Authority, Lease Revenue
                        Bonds, 6.600% due 4/1/14                                   663,813
 1,500,000  AAA       Newark Housing Financing Corp., Mortgage Revenue,
                        Refunding, Manor Apartments, Series A, FHA-Insured,
                        7.500% due 2/15/24                                       1,618,124
                      New Jersey State Housing & Mortgage Finance Agency,
                        Multi-Family Housing Revenue:
 2,550,000  AAA           Presidential Plaza, Series 1, FHA-Insured,
                            7.000% due 5/1/30 (b)                                2,661,562
 1,000,000  AAA           Refunding, Series A, AMBAC-Insured,
                            6.000% due 11/1/14                                   1,012,500
 1,000,000  AA            Regency Park Project, Series H, 7.700%
                            due 11/1/30                                          1,033,750
   725,000  AAA       Sayreville Housing Development Corp., Mortgage
                        Revenue Refunding, Lakeview Apartments, FHA-Insured,
                        7.750% due 8/1/24                                          737,999
------------------------------------------------------------------------------------------
                                                                                 7,727,748
------------------------------------------------------------------------------------------
Housing: Single-Family -- 3.2%
                      New Jersey State Housing & Mortgage Finance Agency
                        Revenue, MBIA-Insured:
   100,000  AAA           Home Mortgage, Series A, 7.875% due 10/1/17              103,592
   350,000  AAA           Home Mortgage, Series C, 8.000% due 4/1/12               365,138
   740,000  AAA           Series B, 8.100% due 10/1/17                             771,391
    30,000  AAA           Series C, 8.375% due 4/1/17                               31,351
   210,000  AAA           Series D, 7.700% due 10/1/29 (c)                         218,663
 1,940,000  AAA           Series R, 5.750% due 4/1/17                            1,947,275
 2,440,000  AAA           Series S, 5.950% due 10/1/17 (c)                       2,449,150
    30,000  AAA       Puerto Rico Housing Finance Corp., Single-Family
                        Housing Mortgage, Series A, GNMA-Collateralized,
                        7.800% due 10/15/21                                         31,088
 1,000,000  AAA       Virgin Islands HFA, Single-Family Mortgage,
                        GNMA-Collateralized, 6.500% due 3/1/25 (c)               1,017,500
------------------------------------------------------------------------------------------
                                                                                 6,935,148
------------------------------------------------------------------------------------------
Industrial            Development -- 7.2% New Jersey EDA, EDR:
   970,000  Aa3*        Economic Growth Bonds, LOC Banque National De Paris,
                          6.550% due 12/1/07 (c)                                 1,005,163


                       See Notes to Financial Statements.

================================================================================
 Schedule of Investments (continued)                            March 31, 1997
================================================================================

    FACE
   AMOUNT   RATING                  SECURITY                                      VALUE
==========================================================================================
Industrial Development -- 7.2% (continued)
$1,305,000  A           Economic Growth Bonds, Series E, LOC National
                          Westminster USA, 5.400% due 10/1/13 (c)              $ 1,244,644
 1,500,000  BB+         Electric Revenue, Vineland Cogeneration LP,
                          7.875% due 6/1/19 (c)                                  1,614,375
 1,000,000  AAA         Miscellaneous Revenue, State Contract, FSA-Insured,
                          6.000 due 3/15/21                                      1,011,250
                        Nursing Home Revenue:
 1,500,000  NR            Franciscan Oaks, Series A, 8.500% due 10/1/23          1,627,500
 1,000,000  A+            Morris Hall-St. Lawrence, 6.250% due 4/1/25            1,012,500
 1,495,000  BBB+        Preston Trucking Co., 6.500% due 9/1/14                  1,524,900
 1,085,000  Aaa*        Series L, 7.100% due 12/1/11 (c)                         1,154,169
 1,500,000  BBB+        Terminal Revenue, GATX Terminal Corp., Series 1994,
                          7.300% due 9/1/19                                      1,661,250
 1,000,000  NR          Trane Division, 1990 Project, 9.500% due 9/1/00          1,092,500
 1,500,000  NR          Zirser-Greenbriar, 7.375% due 7/15/03                    1,546,875
 1,000,000  AAA       New Jersey EDA, Natural Gas Facilities Revenue,
                        NUI Corp., Series A, AMBAC-Insured,
                        6.350% due 10/1/22                                       1,038,750
------------------------------------------------------------------------------------------
                                                                                15,533,876
------------------------------------------------------------------------------------------
Life Care -- 2.6%
 1,000,000  Aaa*      New Jersey EDA, EDR, Eagle Rock Convalescent, Inc.,
                        GNMA-Collateralized, 7.375% due 12/20/06                 1,090,000
                      New Jersey Health Care Facilities Financing Authority
                        Revenue:
                          Berkeley Heights Convalescent, AMBAC-Insured:
 2,500,000  AAA             5.000% due 7/1/15                                    2,306,250
 1,690,000  AAA             5.000% due 7/1/26                                    1,497,763
   790,000  AAA           Spectrum for the Living, FHA-Insured,
                            6.500% due 2/1/22                                      821,600
------------------------------------------------------------------------------------------
                                                                                 5,715,613
------------------------------------------------------------------------------------------
Miscellaneous -- 4.3%
   615,000  A-        Atlantic City COP, Series 1991 (Public Facilities Lease
                        Agreements Atlantic City Project), 8.875% due 1/15/13      789,506
   200,000  AAA       Delaware River Junction, Toll Bridge Commission,
                        Refunding Bonds, FGIC-Insured, 6.250% due 7/1/12           207,500
 1,000,000  AAA       New Brunswick Parking Authority Revenue, City Guaranteed
                        Parking, Series A, FGIC-Insured, 6.500% due 9/1/19       1,053,750
                      New Jersey EDA:
   480,000  NR          EDR, National Association of Accountants,
                          7.650% due 7/1/09                                        509,400
 1,925,000  NR          Industrial Revenue, State Plaza Park and Ride LP,
                          6.625% due 7/1/03 (c)                                  1,977,938
 1,000,000  NR          Waste Paper Recycling Revenue, (Marcal Paper Project),
                          8.500% due 2/1/10 (c)                                  1,136,250



                       See Notes to Financial Statements.

================================================================================
 Schedule of Investments (continued)                            March 31, 1997
================================================================================

    FACE
   AMOUNT   RATING                  SECURITY                                      VALUE
==========================================================================================
Miscellaneous -- 4.3% (continued)
$3,000,000  NR        New Jersey Sports and Expo Authority, Monmouth Park,
                        Refunding, Series A, 8.000% due 1/1/25                 $ 3,318,750
   240,000  A+        The Hudson County Improvement Authority, (Essential
                        Purpose Pooled Governmental Loan Project),
                        Series 1986, 7.600% due 8/1/25                             261,900
------------------------------------------------------------------------------------------
                                                                                 9,254,994
------------------------------------------------------------------------------------------
Pollution Control -- 9.0%
 1,950,000  Ba*       Atlantic County Utilities Authority, Solid Waste Revenue,
                        7.125% due 3/1/16                                        1,952,438
 2,750,000  BBB-      Hudson County Improvement Authority, Solid Waste
                        System Revenue, 7.100% due 1/1/20                        2,750,000
 1,200,000  AAA       Mercer County Improvement Revenue, FGIC-Insured,
                        Series A, 6.700% due 4/1/13 (c)                          1,210,500
                      Middlesex County Pollution Control Authority Financing
                        Revenue, Amerada Hess Corp.:
 1,000,000  NR            7.875% due 6/1/22                                      1,136,250
 2,000,000  NR            6.875% due 12/1/22                                     2,110,000
                      New Jersey EDA:
 5,500,000  AAA         PSE&G Corp., MBIA-Insured, 6.400% due 5/1/32 (c)         5,665,000
 2,335,000  A           Sewer Facility, Atlantic City Sewer Co.,
                          7.250% due 12/1/11 (c)                                 2,536,394
 1,000,000  AAA       Salem County Industrial Pollution Control Finance
                        Authority, (PSE&G Project C), MBIA-Insured,
                        6.200% due 8/1/30                                        1,025,000
 1,000,000  AA        Salem County Pollution Control Financing Authority,
                        Waste Disposal Revenue, E.I. du Pont De Nemours & Co.,
                        6.125% due 7/15/22 (c)                                   1,013,750
------------------------------------------------------------------------------------------
                                                                                19,399,332
------------------------------------------------------------------------------------------
Public Facilities -- 0.8%
 1,750,000  AAA       New Jersey EDA, Market Transition Facilities Revenue,
                        Senior Lien, Series A, MBIA-Insured, 5.800%
                        due 7/1/09                                               1,798,125
------------------------------------------------------------------------------------------
Solid Waste -- 3.6%
 3,500,000  Aa2*      Mercer County Improvement Authority, County Guaranteed
                        Solid Waste Revenue, 5.750% due 9/15/16                  3,469,375
 1,250,000  Aa1*      New Jersey EDA, Solid Waste Revenue, Garden State
                        Paper Co., 7.125% due 4/1/22 (c)                         1,270,312
                      Union County Utility Authority, Solid Waste Revenue,
                        Series A:
 2,000,000  BB            7.150% due 6/15/09 (c)                                 2,050,000
 1,035,000  BB            7.200% due 6/15/14 (c)                                 1,058,288
------------------------------------------------------------------------------------------
                                                                                 7,847,975
------------------------------------------------------------------------------------------



                       See Notes to Financial Statements.

================================================================================
 Schedule of Investments (continued)                            March 31, 1997
================================================================================

    FACE
   AMOUNT   RATING                  SECURITY                                      VALUE
==========================================================================================
Transportation -- 6.1%
$  385,000  A1*       Cape May Bridge Commission, Guaranteed Revenue
                        Bonds, 6.700% due 6/1/02                               $   393,181
   500,000  AAA       Delaware River Port Authority, PA & NJ Delaware
                        River Bridges, Revenue Refunding, AMBAC-Insured,
                        7.375% due 1/1/07                                          532,500
   800,000  Baa1*     Essex County Improvement Authority Airport Project
                        Revenue, Series 92, 6.800% due 11/1/21 (c)                 836,000
 1,000,000  Baa2*     New Jersey EDA Revenue, (American Airlines Inc.
                        Project), 7.100% due 11/1/31 (c)                         1,058,750
                      Port Authority of New York & New Jersey:
 1,500,000  AA-         67th Series, 6.875% due 1/1/25                           1,582,500
 3,000,000  AAA         MBIA-Insured, 5.875% due 10/15/27                        3,003,750
                        Special Obligation Revenue:
 3,500,000  NR            5th Installment, 6.750% due 10/1/19 (c)                3,591,875
 2,000,000  AAA           96th Series, FGIC-Insured, 6.600% due 10/1/23 (c)      2,140,000
------------------------------------------------------------------------------------------
                                                                                13,138,556
------------------------------------------------------------------------------------------
Utilities -- 11.2%
   700,000  Baa1*     Beachwood Sewer Authority Revenue, Junior Lien,
                        6.500% due 12/1/12                                         728,875
 1,000,000  AAA       Bordentown Sewerage Authority Revenue, Series C,
                        MBIA-Insured, 6.900% due 12/1/16                         1,070,000
 2,500,000  AAA       Camden County Municipals Utilities Authority, Sewer
                        Revenue, FGIC-Insured, 5.125% due 7/15/17                2,306,250
 1,085,000  AAA       Evesham Utilities Authority Revenue,
                        Series A, MBIA-Insured, 5.550% due 7/1/16                1,060,588
 1,300,000  AAA       Gloucester County Utilities Authority, Sewer Revenue,
                        MBIA-Insured, 5.450% due 1/1/24                          1,239,875
 1,700,000  AAA       Jersey City Sewer Authority, AMBAC-Insured,
                        6.250% due 1/1/14                                        1,833,875
 1,385,000  AAA       Kearney Municipal Utilities Authority Revenue,
                        FGIC-Insured, 7.300% due 11/15/18                        1,691,431
 1,000,000              AAA Middlesex County Utilities Authority, Sewer Revenue
                        Refunding, Series A, MBIA-Insured, (Inverse Floating
                        Rate Security Convertible to 6.250% on 8/15/97), 7.500%
                        due 8/15/10 (d)                                          1,076,250
                      Monmouth County Improvement Authority Revenue:
 1,000,000  AAA         5.500% due 7/15/15                                         971,250
 1,000,000  AAA         5.125% due 12/1/16                                         936,250
   500,000  AAA       Monroe Township Municipal Utilities Authority, Gloucester
                        County Revenue, AMBAC-Insured, 6.650% due 7/1/11           541,250
 1,000,000  AAA       New Jersey EDA, Natural Gas Facilities Revenue,
                        Series A, AMBAC-Insured, 6.250% due 8/1/24               1,026,250
                      Newark Water Utilities Authority, MBIA-Insured:
   750,000  AAA         5.550% due 10/1/20                                         725,625
   750,000  AAA         5.550% due 10/1/21                                         724,688



                       See Notes to Financial Statements.

================================================================================
 Schedule of Investments (continued)                            March 31, 1997
================================================================================

    FACE
   AMOUNT   RATING                  SECURITY                                      VALUE
==========================================================================================
Utilities -- 11.2% (continued)
                      North Jersey District Water Supply Commission
                        Refunding, (Wanaque North Project), Series A,
                        MBIA-Insured:
$2,500,000  AAA           6.000% due 7/1/21                                    $ 2,537,500
 1,195,000  AAA           6.500% due 11/15/21                                    1,271,181
   750,000  AAA       Old Bridge Township Municipal Utilities Authority
                        Revenue, FGIC-Insured, 6.400% due 11/1/09                  806,250
 2,500,000  AA        Somerset/Raritan Valley Sewer Authority Revenue,
                        6.750% due 7/1/10                                        2,662,500
 1,000,000  AAA       Southeast Morris County Municipal Utilities
                        Authority, Water Revenue, Series A, FGIC-Insured,
                        6.500% due 1/1/11                                        1,063,750
------------------------------------------------------------------------------------------
                                                                                24,273,638
------------------------------------------------------------------------------------------
Water & Sewer -- 1.6%
                      New Jersey EDA:
 1,610,000  AAA         Middlesex County Water Revenue, MBIA-Insured,
                          5.250% due 2/1/29 (c)                                  1,479,188
 1,000,000  NR          Water Facilities Revenue, Series 1991, (New Jersey
                          American Water Company Inc. Project),
                          7.400% due 11/1/01 (c)                                 1,062,500
   100,000  AAA       Passaic Valley Sewer Commission Revenue,
                        Water Supply Revenue, Series A, FGIC-Insured,
                        6.400% due 12/15/22                                        104,250
   750,000  AAA       South Monmouth Regional Sewer Authority,
                        MBIA-Insured, 6.000% due 1/15/14                           774,375
------------------------------------------------------------------------------------------
                                                                                 3,420,313
------------------------------------------------------------------------------------------
                      TOTAL INVESTMENTS -- 100%
                      (Cost-- $209,529,135**)                                 $216,380,837
==========================================================================================

(a) Pre-Refunded bonds escrowed by U.S. Government securities and bonds escrowed to maturity with U.S. Government securities are considered by the investment adviser to be triple-A rated even if issuer has not applied for new ratings.

(b)  Securities segregated by Custodian for open purchase commitment.

(c) Income from these issues is considered a preference item for purposes of calculating the alternative minimum tax.

(d) Residual interest bonds-coupon varies inversely with level of short-term tax-exempt interest rates.

**   Aggregate cost for Federal income tax purposes is substantially the same.

     See pages 16 and 17 for definitions of ratings and certain security descriptions.

                       See Notes to Financial Statements.

================================================================================
 Bond Ratings
================================================================================

All ratings are by Standard & Poor's Rating Services ("Standard & Poor's"), except those identified by an asterisk (*) are rated by Moody's Investors Service Inc. ("Moody's"). The definitions of the applicable rating symbols are set forth below:

Standard & Poor's -- Ratings from "AA" to "BBB" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA      --Bonds rated "AAA" have the highest rating assigned by Standard &
           Poor's. Capacity to pay interest and repay principal is extremely strong.

AA       --Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issue only in a small degree.

A        --Bonds rated "A" have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB      --Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB       --Bonds rated "BB"have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

Moody's  --Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "Ba", where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa      --Bonds that are rated "Aaa" are judged to be of the best quality.
           They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa       --Bonds that are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A        --Bonds that are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa      --Bonds that are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba       --Bonds that are rated "Ba" are judged to have speculative elements;
           their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

NR       --Indicates that the bond is not rated by Standard & Poor's or
           Moody's.

================================================================================
 Short-Term Security Ratings
================================================================================


SP-1     --Standard & Poor's highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

A-1      --Standard & Poor's highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

VMIG 1   --Moody's highest rating for issues having a demand feature --
           VRDO.

P-1      --Moody's highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.


================================================================================
 Security Descriptions
================================================================================

ABAG  --   Association of Bay Area Governments
AIG   --   American International Guaranty
AMBAC --   American Municipal Bond Assurance Corporation
BIG   --   Bond Investors Guaranty
CGIC  --   Capital Guaranty Insurance Company
COP   --   Certificate of Participation
EDA   --   Economic Development Authority
EDR   --   Economic Development Revenue
FAIRS --   Floating Adjustable Interest Rate Securities
FGIC  --   Financial Guaranty Insurance Company
FHA   --   Federal Housing Administration
FHLMC --   Federal Home Loan Mortgage Corporation
FNMA  --   Federal National Mortgage Association
FSA   --   Financing Security Assurance
GIC   --   Guaranteed Investment Contract
GNMA  --   Government National Mortgage Association
GO    --   General Obligation Bonds
HFA   --   Housing Finance Authority
IDA   --   Industrial Development Authority
IDB   --   Industrial Development Board
IDR   --   Industrial Development Revenue
INFLOS--   Inverse Floaters
LOC   --   Letter of Credit
MBIA  --   Municipal Bond Investors Assurance Corporation
MVRICS--   Municipal Variable Rate Inverse Coupon Security
PCR   --   Pollution Control Revenue
RIBS  --   Residual Interest Bonds
VA    --   Veterans Administration
VRDD  --   Variable Rate Daily Demand
VRWE  --   Variable Rate Wednesday Demand


================================================================================
 Statement of Assets and Liabilities                            March 31, 1997
================================================================================
ASSETS:
   Investments, at value (Cost-- $209,529,135)                    $ 216,380,837
   Cash                                                                  17,170
   Receivable for Fund shares sold                                      166,332
   Interest receivable                                                3,686,379
-------------------------------------------------------------------------------
   Total Assets                                                   $ 220,250,718
-------------------------------------------------------------------------------
LIABILITIES:
   Payable for securities purchased                                   4,550,595
   Payable for Fund shares purchased                                    166,743
   Investment advisory fees payable                                      55,329
   Administration fees payable                                           39,892
   Distribution fees payable                                             23,613
   Accrued expenses                                                      56,974
-------------------------------------------------------------------------------
   Total Liabilities                                                  4,893,146
-------------------------------------------------------------------------------
Total Net Assets                                                  $ 215,357,572
================================================================================
NET ASSETS:
   Par value of capital shares                                    $      16,668
   Capital paid in excess of par value                              208,847,110
   Undistributed net investment income                                  265,318
   Accumulated net realized loss from security transactions            (623,226)
   Net unrealized appreciation of investments                         6,851,702
-------------------------------------------------------------------------------
Total Net Assets                                                  $ 215,357,572
                                                                  =============
Shares Outstanding:
   Class A                                                           11,473,552
   ----------------------------------------------------------------------------
   Class B                                                            4,818,345
   ----------------------------------------------------------------------------
   Class C                                                              376,392
   ----------------------------------------------------------------------------
Net Asset Value:
   Class A (and redemption price)                                 $       12.92
   ----------------------------------------------------------------------------
   Class B *                                                      $       12.92
   ----------------------------------------------------------------------------
   Class C **                                                     $       12.92
   ----------------------------------------------------------------------------
Class A Maximum Public Offering Price Per Share
   (net asset value plus 4.17% of net asset value per share)      $       13.46
================================================================================

* Redemption price is NAV of Class B shares reduced by a 4.50% CDSC if shares are redeemed within one year from initial purchase (See Note 4).

** Redemption price is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.


                       See Notes to Financial Statements.


===============================================================================
 Statement of Operations                     For the Year Ended March 31, 1997
===============================================================================
INVESTMENT INCOME:
   Interest                                                        $ 13,466,419
-------------------------------------------------------------------------------
EXPENSES:
   Distribution fees (Note 4)                                           666,991
   Investment advisory fees (Note 4)                                    651,616
   Administration fees (Note 4)                                         434,410
   Shareholder and system servicing fees                                 78,008
   Shareholder communications                                            50,001
   Audit and legal                                                       41,800
   Pricing service fees                                                  22,681
   Custody                                                               19,488
   Registration fees                                                     19,199
   Directors' fees                                                       13,100
   Other                                                                  8,002
-------------------------------------------------------------------------------
   Total Expenses                                                     2,005,296
-------------------------------------------------------------------------------
Net Investment Income                                                11,461,123
-------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS (NOTE 5):
   Realized Gain From Security Transactions
   (excluding short-term securities):
     Proceeds from sales                                             78,814,983
     Cost of securities sold                                         77,041,354
-------------------------------------------------------------------------------
   Net Realized Gain                                                  1,773,629
-------------------------------------------------------------------------------
   Change in Net Unrealized Appreciation of Investments:
     Beginning of year                                                8,395,854
     End of year                                                      6,851,702
   Decrease in Net Unrealized Appreciation                           (1,544,152)
Net Gain on Investments                                                 229,477
-------------------------------------------------------------------------------
Increase in Net Assets From Operations                             $ 11,690,600
===============================================================================

                       See Notes to Financial Statements.

==================================================================================================
 Statements of Changes in Net Assets                                 For the Years Ended March 31,
==================================================================================================
                                                                         1997            1996
==================================================================================================
OPERATIONS:
   Net investment income                                            $  11,461,123    $   9,624,601
   Net realized gain                                                    1,773,629        1,429,693
   Increase (decrease) in net unrealized appreciation                  (1,544,152)         380,803
--------------------------------------------------------------------------------------------------
   Increase in Net Assets From Operations                              11,690,600       11,435,097
--------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                              (11,120,528)      (9,588,581)
--------------------------------------------------------------------------------------------------
   Decrease in Net Assets From
     Distributions to Shareholders                                    (11,120,528)      (9,588,581)
--------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 7):
   Net proceeds from sale of shares                                    18,876,611       17,834,164
   Net asset value of shares issued in
     connection with the transfer of the
     Smith Barney Muni Funds -- New
     Jersey Portfolio's net assets (Note 8)                                  --         62,810,369
   Net asset value of shares issued for
     reinvestment of dividends                                          6,665,371        5,893,070
   Cost of shares reacquired                                          (31,528,120)     (30,112,356)
--------------------------------------------------------------------------------------------------
   Increase (Decrease) in Net Assets From
     Fund Share Transactions                                           (5,986,138)      56,425,247
--------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                                      (5,416,066)      58,271,763
NET ASSETS:
   Beginning of year                                                  220,773,638      162,501,875
--------------------------------------------------------------------------------------------------
   End of year*                                                     $ 215,357,572    $ 220,773,638
==================================================================================================
*  Includes undistributed (overdistributed)
   net investment income of:                                        $     265,318    $     (75,277)
==================================================================================================

                       See Notes to Financial Statements.

================================================================================
 Notes to Financial Statements
================================================================================

     1. SIGNIFICANT ACCOUNTING POLICIES

     Smith Barney New Jersey Municipals Fund Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company.

     The significant accounting policies consistently followed by the Fund are:
(a) security transactions are accounted for on the trade date; (b) securities are valued at the mean between the quoted bid and asked prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities; (c) securities maturing within 60 days are valued at cost plus accreted discount or minus amotized premium, which approximates market value; (d) gains or losses on the sale of securities are calculated by using the specific identification method; (e) interest income, adjusted for amortization of premium and accretion of original issue discount, is recorded on the accrual basis; market discount is recognized upon the disposition of the security; (f) direct expenses are charged to the Fund and each class; management fees and general fund expenses are allocated on the basis of relative net assets; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (i) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     2. FUND CONCENTRATION

     Since the Fund invests primarily in obligations of issuers within New Jersey, it is subject to possible concentration risks associated with economic, political or legal developments or industrial or regional matters specifically affecting New Jersey.

================================================================================
 Notes to Financial Statements (continued)
================================================================================

     3. EXEMPT-INTEREST DIVIDENDS AND OTHER DISTRIBUTIONS

     The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund.

     Capital gains distributions, if any, are taxable to shareholders, and are declared and paid at least annually.

     4. INVESTMENT ADVISORY AGREEMENT, ADMINISTRATION AGREEMENT AND OTHER TRANSACTIONS

     Smith Barney Mutual Funds Management Inc. ("SBMFM"), a subsidiary of Smith Barney Holdings Inc. ("SBH"), acts as investment adviser to the Fund. The Fund pays SBMFM an advisory fee calculated at an annual rate of 0.30% of the average daily net assets. This fee is calculated daily and paid monthly.

     SBMFM also acts as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets up to $500 million and 0.18% of the average daily net assets in excess of $500 million. This fee is calculated daily and paid monthly.

     Smith Barney Inc. ("SB"), another subsidiary of SBH, acts as distributor of Fund shares. For the year ended March 31, 1997, SB received sales charges of approximately $139,000 on sales of the Fund's Class A shares.

     There is a contingent deferred sales charge ("CDSC") of 4.50% on Class B shares, which applies if redemption occurs within one year from initial purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. For the year ended March 31, 1997, CDSCs paid to SB were approximately:

                                                        Class B        Class C
================================================================================
CDSCs                                                   $159,000       $1,000
================================================================================


     Pursuant to a Distribution Plan, the Fund pays a service fee with respect to its Class A, B and C shares, calculated at the annual rate of 0.15% of the average daily net assets for each respective class. In addition, the Fund pays a distribution fee with respect to its Class B and C shares calculated at the annual rate of 0.50% and 0.55% of the average daily net assets for each class, respectively. For the year ended March 31, 1997, total Distribution Plan fees incurred were:

                                           Class A      Class B        Class C
================================================================================
Distribution Plan Fees                     $224,109     $412,244       $30,638
================================================================================

================================================================================
 Notes to Financial Statements (continued)
================================================================================

     All officers and one Director of the Fund are employees of SB.

     5. INVESTMENTS

     During the year ended March 31, 1997, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                         $76,587,869
--------------------------------------------------------------------------------
Sales                                                              78,814,983
================================================================================

     At March 31, 1997, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes was substantially as follows:

================================================================================
Gross unrealized appreciation                                     $8,331,140
Gross unrealized depreciation                                     (1,479,438)
--------------------------------------------------------------------------------
Net unrealized appreciation                                       $6,851,702
================================================================================


     6. CAPITAL LOSS CARRYFORWARD

     At March 31, 1997, the Fund had, for Federal income tax purposes, approximately $622,700 of capital loss carryforwards available to offset future capital gains through March 31, 2003. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

     7. CAPITAL SHARES

     As of March 31, 1997, the Fund had 100 million shares of capital stock authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

     At March 31, 1997, total paid-in capital amounted to the following for each class:

                                            Class A      Class B       Class C
================================================================================
Total Paid-in Capital                    $140,254,023  $63,661,031   $4,948,724
================================================================================

================================================================================
 Notes to Financial Statements (continued)
================================================================================

     Transactions in shares of each class were as follows:

                                         Year Ended                     Year Ended
                                       March 31, 1997                 March 31, 1996
                                 -------------------------      --------------------------
                                   Shares         Amount          Shares         Amount
===========================================================================================

Class A
Shares sold                        754,734    $  9,803,565         599,655    $  7,845,574
Net asset value of shares
   issued in connection
   with the transfer of the
   New Jersey Portfolio's
   net assets (Note 8)                --              --         4,320,421      57,233,493
Shares issued on
   reinvestment                    351,876       4,551,202         304,318       3,936,961
Shares redeemed                 (1,561,652)    (20,175,651)     (1,770,314)    (23,106,072)
------------------------------------------------------------------------------------------
Net Increase (Decrease)           (455,042)   $ (5,820,884)      3,454,080    $ 45,909,956
==========================================================================================

Class B
Shares sold                        591,988    $  7,667,049         736,489    $  9,548,116
Net asset value of shares
   issued in connection
   with the transfer of the
   New Jersey Portfolio's
   net assets (Note 8)                --              --           163,375       2,164,960
Shares issued on
   reinvestment                    151,661       1,961,786         147,425       1,905,056
Shares redeemed                   (835,657)    (10,832,102)       (521,676)     (6,758,534)
------------------------------------------------------------------------------------------
Net Increase (Decrease)            (92,008)   $ (1,203,267)        525,613    $  6,859,598
==========================================================================================

Class C
Shares sold                        108,779    $  1,405,997          33,600    $    440,474
Net asset value of shares
   issued in connection
   with the transfer of the
   New Jersey Portfolio's
   net assets (Note 8)                --              --           257,534       3,411,916
Shares issued on
   reinvestment                     11,777         152,383           3,911          51,053
Shares redeemed                    (40,098)       (520,367)        (18,777)       (247,750)
------------------------------------------------------------------------------------------
Net Increase                        80,458    $  1,038,013         276,268    $  3,655,693
==========================================================================================

================================================================================
 Notes to Financial Statements (continued)
================================================================================

     8. TRANSFER OF NET ASSETS

     On December 8, 1995, the Fund acquired the assets and certain liabilities of the Smith Barney Muni Funds--New Jersey Portfolio ("New Jersey Portfolio") pursuant to a plan of reorganization approved by Smith Barney New Jersey Municipals Fund Inc. shareholders on December 1, 1995. Total shares issued by the Fund and the total net assets of New Jersey Portfolio and the Fund on the date of the transfer were as follows:

                                                        Total Net
                                            Shares      Assets of     Total Net
                                           Issued by    Acquired      Assets of
Acquired Portfolio                         the Fund     Portfolio     the Fund
================================================================================
New Jersey Portfolio                       4,741,330   $62,810,369  $168,346,376
================================================================================


     The total net assets of New Jersey Portfolio before acquisition included unrealized appreciation of $4,397,508 and a net realized loss of $629,684. The total net assets of the Fund immediately after the transfer were $231,156,745. The transaction was structured for tax purposes to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended.

================================================================================
 Financial Highlights
================================================================================

For a share of each class of capital stock outstanding throughout each year:


Class A Shares(1)                                  1997            1996            1995             1994            1993
========================================================================================================================
Net Asset Value, Beginning of Year          $     12.88     $     12.62     $     12.55      $     13.16     $     12.44
------------------------------------------------------------------------------------------------------------------------
Income From Operations:
  Net investment income(2)                         0.70            0.70            0.70             0.70            0.75
  Net realized and unrealized gain (loss)          0.02            0.26            0.07            (0.46)           0.87
------------------------------------------------------------------------------------------------------------------------
Total Income From Operations                       0.72            0.96            0.77             0.24            1.62
------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                           (0.68)          (0.70)          (0.70)           (0.70)          (0.75)
  Net realized gains                               --              --              --              (0.15)          (0.14)
  Capital                                          --              --              --               --             (0.01)
------------------------------------------------------------------------------------------------------------------------
Total Distributions                               (0.68)          (0.70)          (0.70)           (0.85)          (0.90)
------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                $     12.92     $     12.88     $     12.62      $     12.55     $     13.16
------------------------------------------------------------------------------------------------------------------------
Total Return                                       5.74%           7.77%           6.37%            1.66%          13.49%
------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)              $   148,248     $   153,690     $   106,919      $   119,913     $   115,694
------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses(2)                                      0.76%           0.84%           0.88%*           0.83%           0.74%
  Net investment income                            5.44            5.41            5.61             5.17            5.76
------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                              36%             22%             32%              32%             58%
========================================================================================================================

(1) Certain prior year numbers have been restated to reflect current year's presentation. Net investment income, net realized gains and net assets were not affected by this change.

(2) The investment adviser waived all or part of its fees in the years ended March 31, 1993 and March 31, 1994. If such fees were not waived, the per share effects on net investment income and expense ratios would have been as follows:

                             Per Share Decreases to       Expense Ratios
                              Net Investment Income     Without Fee Waivers
                             ----------------------     -------------------
                                  1994    1993             1994     1993
                                  ----    ----             ----     ----
   Class A                        $0.01   $0.02            0.88%    0.90%

* Expense ratios exclude interest expense. Expense ratio including interest expense would have been 0.89% for the year ended March 31, 1995.

================================================================================
 Financial Highlights (continued)
================================================================================

For a share of each class of capital stock outstanding throughout each year:

Class B Shares(1)                                 1997           1996           1995            1994           1993(2)
===================================================================================================================
Net Asset Value, Beginning of Year          $    12.88     $    12.62     $    12.55      $    13.16     $    12.75
-------------------------------------------------------------------------------------------------------------------
Income From Operations:
  Net investment income(3)                        0.64           0.63           0.63            0.64           0.28
  Net realized and unrealized gain (loss)         0.02           0.26           0.06           (0.47)          0.55
-------------------------------------------------------------------------------------------------------------------
Total Income From Operations                      0.66           0.89           0.69            0.17           0.83
-------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                          (0.62)         (0.63)         (0.62)          (0.63)         (0.27)
  Net realized gains                              --             --             --             (0.15)         (0.14)
  Capital                                         --             --             --              --            (0.01)
-------------------------------------------------------------------------------------------------------------------
Total Distributions                              (0.62)         (0.63)         (0.62)          (0.78)         (0.42)
-------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                $    12.92     $    12.88     $    12.62      $    12.55     $    13.16
-------------------------------------------------------------------------------------------------------------------
Total Return                                      5.23%          7.20%          5.76%           1.15%          6.60%++
-------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)              $   62,249     $   63,272     $   55,334      $   48,375     $   16,293
-------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses(3)                                     1.28%          1.36%          1.39%*          1.36%          1.33%+
  Net investment income                           4.92           4.90           5.09            4.64           5.17+
-------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                             36%            22%            32%             32%            58%
===================================================================================================================

(1) Certain prior year numbers have been restated to reflect current year's presentation. Net investment income, net realized gains and net assets were not affected by this change.

(2)  For the period from November 6, 1992 (inception date) to March 31, 1993.

(3) The investment adviser waived all or part of its fees in the years ended March 31, 1993 and March 31, 1994. If such fees were not waived, the per share effects on net investment income and expense ratios would have been as follows:

                             Per Share Decreases to            Expense Ratios
                              Net Investment Income          Without Fee Waivers
                              ---------------------          -------------------
                                1994         1993             1994       1993
                                ----         ----             ----       ----
   Class B                      $0.01       $0.01             1.41%     1.49%+

* Expense ratios exclude interest expense. Expense ratio including interest expense would have been 1.40% for the year ended March 31, 1995.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+    Annualized.

================================================================================
 Financial Highlights (continued)
================================================================================

For a share of each class of capital stock outstanding throughout each year:


Class C Shares                               1997          1996          1995(1)
================================================================================

Net Asset Value, Beginning of Year      $   12.88     $   12.62     $   11.86
--------------------------------------------------------------------------------
Income From Operations:
  Net investment income                      0.63          0.62          0.20
  Net realized and unrealized gain           0.02          0.27          0.74
--------------------------------------------------------------------------------
Total Income From Operations                 0.65          0.89          0.94
--------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                     (0.61)        (0.63)        (0.18)
--------------------------------------------------------------------------------
Total Distributions                         (0.61)        (0.63)        (0.18)
--------------------------------------------------------------------------------
Net Asset Value, End of Year            $   12.92     $   12.88     $   12.62
--------------------------------------------------------------------------------
Total Return                                 5.17%         7.17%         8.01%++
--------------------------------------------------------------------------------
Net Assets, End of Year (000s)          $   4,861     $   3,812     $     248
--------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                   1.32%         1.41%         1.44%+
  Net investment income                      4.88          4.82          5.05+
--------------------------------------------------------------------------------
Portfolio Turnover Rate                        36%           22%           32%
================================================================================

(1)  For the period from December 13, 1994 (inception date) to March 31, 1995.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+    Annualized.


================================================================================
Tax Information (unaudited)
================================================================================

    For Federal tax purposes the Fund hereby designates for the fiscal year ended March 31, 1997:

     o 100.00% of the dividends paid by the Fund from net investment income as tax-exempt for regular Federal income tax purposes.

================================================================================
 Independent Auditors' Report
================================================================================

The Shareholders and Board of Directors of
Smith Barney New Jersey Municipals Fund Inc.:

     We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Smith Barney New Jersey Municipals Fund Inc. as of March 31, 1997, the related statements of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the three-year period ended March 31, 1995 were audited by other auditors whose report thereon, dated May 10, 1995, expressed an unqualified opinion on those financial highlights.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1997, by correspondence with the custodian. As to securities purchased but not received, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Smith Barney New Jersey Municipals Fund Inc. as of March 31, 1997, the results of its operations for the year then ended and the changes in its net assets and financial highlights for each of the years in the two-year period then ended, in conformity with generally accepted accounting principles.


                                                       /s/ KPMG Peat Marwick LLP

New York, New York
May 9, 1997

                                                                    SMITH BARNEY
Smith Barney                                                        ------------
New Jersey                                    A Member of TravelersGroup [LOGO]
Municipals
Fund Inc.                               Investment Adviser
                                        and Administrator

Directors                               Smith Barney Mutual Funds
                                        Management Inc.
Herbert Barg
Alfred J. Bianchetti                    Distributor
Martin Brody
Dwight B. Crane                         Smith Barney Inc.
Burt Dorsett
Elliot Jaffe                            Custodian
Stephen E. Kaufman
Joseph J. McCann                        PNC Bank, N.A.
Heath B. McLendon, Chairman
Cornelius Rose                          Shareholder
                                        Servicing Agent
Officers
                                        First Data Investor Services Group, Inc.
Heath B. McLendon                       P.O. Box 9134
Chief Executive Officer                 Boston, MA 02205-9134

Jessica M. Bibliowicz
President                               This report is submitted for the
                                        general information of the
Lewis E. Daidone                        shareholders of Smith Barney New
Senior Vice President                   Jersey Municipals Fund Inc. It is
and Treasurer                           not authorized for distribution to
                                        prospective investors unless
Lawrence T. McDermott                   accompanied or preceded by a
Vice President                          current Prospectus for the Fund,
and Investment Officer                  which contains information
                                        concerning the Fund's investment
Thomas M. Reynolds                      policies and expenses as well as
Controller                              other pertinent information.

Christina T. Sydor
Secretary                               Smith Barney
                                        New Jersey
                                        Municipals Fund Inc.
                                        388 Greenwich Street
                                        New York, New York 10013


                                        FD0370 5/97